THE FX STRATEGY FUND

Class A shares: FXFAX

Class I shares: FXFIX

(a series of Northern Lights Fund Trust)

Supplement dated December 21, 2017 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2017

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective January 2, 2018, the purchase of Class A shares of The FX Strategy Fund (the “Fund”) will be suspended. Class A shares will be converted into Class I shares. Accordingly, the Fund will no longer accept purchase orders from any investor for Class A shares.

Class I shares of the Fund have the same share class expense structure as Class A shares do with the exception that (1) Class I shares charge a 0.25% Rule 12b-1 Distribution and Shareholder Services fee; and (2) Class I Shares does not charge a front end sales load of 5.75% of the amount invested. Your exchange from Class A shares to Class I shares will have no federal income tax consequences. Please refer to the Fund’s Prospectus for general information regarding Class I shares.

Also effective, the Fund’s prospectus is hereby revised as follows:

The section entitled “Summary Section—Purchase and Sale of Fund Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: Class I shares require a minimum initial investment of $5,000 and there is no minimum subsequent investment requirement amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, website, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The section entitled “Minimum and Additional Investment Amounts” under “How to Purchase Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Minimum and Additional Investment Amounts: Class I shares require a minimum initial investment of $5,000 and there is no minimum subsequent investment requirement amount. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS A SHARES OF THE FUND ON OR PRIOR TO THE CONVERSION DATE WILL HAVE THEIR CLASS A SHARES AUTOMATICALLY CONVERTED INTO CLASS I SHARES AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-397-8728.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-855-397-8728.